Exhibit 10.18

AMENDMENT NO. 1 TO

COMMITMENT LETTER

This AMENDMENT NO. 1 TO COMMITMENT LETTER (the “Amendment”) is made and entered into as of March 15, 2004 by and between Countrywide Warehouse Lending (“Lender”) and Encore Credit Corporation (“Borrower”). This Amendment amends that certain Commitment Letter by and between Lender and Borrower dated as of November 14, 2003 (the “Commitment Letter”), which supplements that certain Revolving Credit and Security Agreement by and between Lender and Borrower dated as of May 13, 2002 (as may be amended from time to time, the “Credit Agreement”).

R E C I T A L S

Lender and Borrower have previously entered into the Commitment Letter and Credit Agreement pursuant to which Lender may, from time to time, provide Borrower credit in the form of a warehouse line secured by residential mortgage loans. Lender and Borrower hereby agree that the Commitment Letter shall be amended as provided herein.

In consideration of the mutual promises contained herein. and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.	Aggregate Credit Limit. Lender and Borrower agree that the Aggregate Credit Limit of the Commitment Letter shall be deleted in its entirely and replaced with the following:

“Aggregate Credit Limit: Two Hundred Million Dollars ($200,000,000),

2.	Over/Under Account Minimum Balance. Lender and Borrower agree that the Over/Under Account Minimum Balance (Section 3.5 (a)) of the Commitment Letter shall be deleted in its entirely and replaced with the following:

“Over/Under Account Minimum Balance: $1,500,000 plus 75% of the outstanding Advances under the Credit-Off Feature plus the historical indication of the fallout rate multiplied by the sum of the original loan amount financed by Lender for each commitment to Countrywide Securities Corp, times 100% minus the Tranche “D” Advance Rate. Interest to be paid monthly on the Over/Under Account Minimum Balance at an annualized rate of 30 day LlBOR less 50 basis points.”

3.	Financial Ratios. Lender and Borrower agree that the Financial Ratios of the Commitment Letter listed below shall amended as follows, all other existing Financial Ratios of the Commitment Letter shall remain unchanged:

Minimum Tangible Net Worth	$20,000,000

Maximum ratio of Total Liabilities and Warehouse Debt (Warehouse Debt is Inclusive of outstandings on warehouse lines, repurchase facilities or other off balance sheet financing to Tangible Net Worth (Excluding Credit Off)

20:1

4.	Commitment Fee: Borrower shall pay an additional fee of $62,500 upon execution of this Amendment.

5.	Other Covenants: Borrower and Lender agree to add the following new heading to the Commitment Letter.

“Other covenants: The ongoing availability of credit under the Agreement is subject to Borrower’s compliance with all other covenants in the Agreement, including, without limitation;

Not making any material changes to its secondary marketing, underwriting, third party origination and interest rate risk management practices without the prior consent of Lender.

6.	No Other Amendments; Conflicts with Previous Amendments. Other than as expressly modified and amended herein, the Commitment Letter shall remain in full force and effect and nothing herein shall affect the rights and remedies of Lender as provided under the Commitment Letter and Credit Agreement. To the extent any amendments to the Commitment Letter contained herein conflict with any previous amendments to the Commitment Letter, the amendments contained herein shall control.

7.	Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

8.	Facsimiles: Facsimile signatures shall be deemed valid and binding to the same extent as the original

IN WITNESS WHEREOF, Lender and Borrower have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE WAREHOUSE LENDING		Encore Credit Corporation

By:		By:	/s/ Jon Daurio
	Signature		Signature

Name:		Name:	Jon Daurio

Title:		Title:	EVP/Secretary